Continuing Guaranty - Unlimited
                             Guaranty of Payment

To Sterling Financial Services Co.

For valuable considerations, and to induce you to loan money and extend credit in reliance hereon, I hereby guaranty, unconditionally, the payment, when due, of each and every obligation, direct or contingent, now existing or hereafter arising, owing to you or any of your affiliates by Cooperative Images, Inc. and or Elective Investments, Inc., hereinafter individually and collectively called the Borrower.

This guaranty is a continuing guaranty, and shall remain in force until revoked by notice in writing to you, and revocation hereof shall not prejudice your claim hereunder with respect to any obligation arising prior to revocation.

This guaranty shall extend to and cover every extension or renewal of, and every obligation accepted in substitution for any obligation guaranteed hereby, and I shall be bound hereby irrespective of any collateral security you may at any time hold.

I hereby waive notice of acceptance of this guaranty, and also presentment, demand, protest and notice of dishonor of any note or other obligation hereby guaranteed.

I hereby consent and agree that you may, without prejudice to any claim against me hereunder, at any time, or from time to time,. in your discretion, and without notice to me, (1) extend or change the time of payment, and the manner, place or terms of payment of any obligation hereby guaranteed; (2) exchange, release or surrender all or any collateral security which you may at any time hold in connection with any obligation hereby guaranteed; (3) sell, and yourself purchase, any such collateral at public or private sale or at any
 .broker's board, crediting net proceeds upon any obligation secured thereby; and (4) settle or compromise with the Borrower, any obligation hereby guaranteed, or subordinate the payment of any such obligation of the Borrower or other person to the payment of any other debt which may be owing to you.

No delay on your part in exercising any right hereunder, or in taking any action to collect or enforce payment of any obligation hereby guaranteed, either as against the Borrower or any other person primarily or secondarily liable with the Borrower, shall operate as a waiver of any such right or in any manner prejudice your rights against me.

I agree that, if the maturity of any obligation hereby guaranteed is accelerated, by bankruptcy or otherwise, as against the Borrower, such maturity shall also be deemed accelerated for the purpose of this guaranty, any without demand upon or notice to me.

As security for the performance of my obligations hereunder, I hereby give you a general lien upon or right of setoff of, any balance of deposit account at any time to my credit with you or any of your affiliates and any other of my funds or assets at any time in your custody or control.
1
If the obligations of the Borrower are also guaranteed by any other person, by continuing guaranty or by endorsement of any note by the Borrower or otherwise, the obligation of such other person and my obligation hereunder shall be deemed to be several; and the release by you of any such other guarantor , or settlement with him, or the revocation or impairment of his guaranty, shall not operate to prejudice your rights against me hereunder.

In witness whereof, have hereunto set my hand seal as of June 26, 1998.

                                                  Gerard A. Powell

State of

County of

On June 21st 1998, before me, the subscriber, a notary public of the State of PA., personally appeared Gerard A. Powell who, I am satisfied is the person who signed this Guaranty; and I having first made known to him the contents thereof, he-acknowledged that he signed, sealed, and delivered the same as his voluntary act and deed for the uses and purposes therein expressed.

                                                  Notary Public

                                                  Notarial seat
                                              /S/ F Rogers Notary Public
                                    Middle Smithfield Twp. Monroe County
                                     My commission Expires Jan. 10, 2000
                            Member, Pennsylvania Association of Notaries